SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2002

                         COMMISSION FILE NUMBER: 0-22341


                           MICRON ENVIRO SYSTEMS, INC.
                           ---------------------------
        (Exact name of small business issuer as specified in its charter)

Nevada                                                               98-0202944
------                                                               ----------
(State or other            (Primary Standard Industrial       (I.R.S. Employer
 jurisdiction of            Classification Code Number)      Identification No.)
incorporation or
 organization)

1500 West Georgia, Suite 980, Vancouver, British Columbia, Canada       V6G 2Z6
                                                                        -------
(Address of principal executive offices)                              (Zip Code)

                                 (604) 719-3705
                                 --------------
                (Issuer's Telephone Number, including Area Code)









                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

We have acquired a 5% working interest in a proposed 15-well program in Stephens County, Texas. The prospect consists of a 4,131 acre lease which is within an oil and gas producing region identified as the Texas Railroad Commission District ("TRRC") 7B. TRRC reports indicate that District 7B has produced a total of 2.225 billion barrels of oil from 1935 to 2001. These reports also indicate the district has produced 2.277 TCF of unassociated gas (gas wells) from 1970 through 2001. It is also estimated that this district accumulated approximately 2.78 TCF of casinghead gas, as well. During the year 2000, District 7B made 14.1 Million barrels of oil, 18.6 BCF of casinghead gas and
45.3 BCF of unassociated gas. The operator has informed us that the drilling of the first well is anticipated to commence before the end of the month. We are currently in negotiations on an additional proposed multi-well drill program also located in Texas.

This contains forward-looking statements that involve risks and uncertainties. The statements in this report are forward-looking statements that are made pursuant to safe harbor provision of the Private Securities Litigation Reform Act of 1995. Actual results, events, and performance could vary materially from those contemplated by these forward-looking statements. These statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from results expressed or implied by forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product demand, market competition, and imprecision of reserve estimates.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

Not Applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MICRON ENVIRO SYSTEMS, INC.


Date: February 11, 2002                 By:      /s/ Bernard McDougall
                                                 -------------------------
                                                      Bernard McDougall
                                                      President and Director




























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